GLOBAL CASH ACCESS HOLDINGS, INC.
     The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to the Transfer Agent and Registrar.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common
TEN ENT	–	as tenants by the entireties
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–		Custodian

	(Cust)	(Minor)
under Uniform Gifts to Minors
Act

(State)
UNIF TRF MIN ACT–		Custodian (until age )

(Cust)
under Uniform Transfers

(Minor)
to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Class A Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED	X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST STRICTLY CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR AND WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.